Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) dated as of July 7, 2014, among Walter Energy, Inc., a Delaware corporation, Western Coal ULC, an unlimited liability corporation existing under the laws of the Canadian province of British Columbia, Walter Energy Canada Holdings, Inc., a corporation existing under the laws of the Canadian province of British Columbia (together with Walter Energy, Inc. and Western Coal ULC, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders party hereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2011 (as amended by the First Amendment to Credit Agreement dated as of January 20, 2012, as further amended by the Second Amendment to Credit Agreement dated as of August 16, 2012, as further amended by the Third Amendment to Credit Agreement dated as of October 29, 2012, as further amended by the Fourth Amendment to Credit Agreement dated as of  March 21, 2013, as further amended by the Fifth Amendment to Credit Agreement dated as of  July 23, 2013, as further amended by the Sixth Amendment to Credit Agreement dated as of March 17, 2014 and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Seventh Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.         Amendments and Modifications to Credit Agreement.

1.     Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Seventh Amendment” shall mean the Seventh Amendment to Credit Agreement dated as of July 7, 2014, among the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Seventh Amendment Effective Date” shall have the meaning provided in the Seventh Amendment.

2.     Section 10.08 of the Credit Agreement is hereby amended by deleting the ratio “8.00:1.00” appearing opposite the Fiscal Quarter ending June 30, 2014 and inserting the following in lieu thereof:

“Unlimited, or in the event that the Borrowers have not received proceeds of Permitted First Lien Notes (issued as Permitted Refinancing Indebtedness pursuant to Section 10.04(i) in respect of the Total Revolving Loan Commitment) in an aggregate principal amount equal to at least $275,000,000 or such proceeds are not applied to a permanent reduction of the Total Revolving

Loan Commitment within 7 days (or such longer period during the Fiscal Quarter ending September 30, 2014 as may be determined by the Administrative Agent in its sole discretion) of the Seventh Amendment Effective Date, 8.00:1.00”.

II.        Miscellaneous Provisions.

1.     In order to induce the Lenders to enter into this Seventh Amendment, the Borrowers hereby represent and warrant that:

(a)           no Default or Event of Default exists as of the Seventh Amendment Effective Date (as defined below), both before and immediately after giving effect to this Seventh Amendment; and

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date, both before and after giving effect to this Seventh Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

2.     This Seventh Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein.

3.     By executing and delivering a counterpart hereof, the Borrowers and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

4.     This Seventh Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

5.     THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.     The amendments set forth in this Seventh Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived by the applicable party:

(a)           no Default or Event of Default exists as of the Seventh Amendment Effective

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Date, both before and immediately after giving effect to this Seventh Amendment;

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date, both before and after giving effect to this Seventh Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c)           the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Extended Revolving Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the attention of Katherine Lim of White & Case LLP (facsimile number: 212-354-8113 / e-mail address: klim@whitecase.com); and

(d)           the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.

7.     This Seventh Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

8.     From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by each of the amendments effected on such respective dates, as the context may require.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

WALTER ENERGY, INC.

By:	/s/ William G. Harvey
Name: William G. Harvey
Title: Executive Vice President, Chief Financial Officer

WESTERN COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY CANADA HOLDINGS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

PINE VALLEY COAL LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

0541237 B.C. LTD.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER ENERGY HOLDINGS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BLUE CREEK SALES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

J.W. WALTER, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

JIM WALTER RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

 [Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

TUSCALOOSA RESOURCES, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER COKE, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER LAND COMPANY

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER MINERALS, INC.

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

WALTER NATURAL GAS, LLC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER CANADIAN COAL PARTNERSHIP,
by its managing partner, Walter Canadian Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

CAMBRIAN ENERGYBUILD HOLDINGS ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WILLOW CREEK COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WILLOW CREEK COAL PARTNERSHIP,
by its managing partner, Willow Creek Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

WALTER CANADIAN COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL PARTNERSHIP,
by its managing partner, Wolverine Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BRULE COAL ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

BRULE COAL PARTNERSHIP,
by its managing partner, Brule Coal ULC

By:	/s/ Michael Griffin
Name: Michael Griffin
Title: Treasurer

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Collateral Agent

By:	/s/ James R. Person
Name: James R. Pearson
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

Morgan Stanley Bank, N.A.

By:	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA

By:	/s/ Michael Eddy
Name: Michael Eddy
Title: Managing Director

By:	/s/ Bhiravi Ravichandran
Name: Bhiravi Ravichandran
Title: Associate Director

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Nicholas Rees
Name: NICHOLAS REES
Title: DIRECTOR, MINING & METALS

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

Compass Bank,

By:	/s/ Susana Campuzano
Name: Susana Campuzano
Title: Sr. Vice President

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ James Austin
Name: James Austin
Title: Vice President

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

ING Capital LLC

By:	/s/ Peter Clinton
Name: Peter Clinton
Title: Managing Director

By:	/s/ Reniko van de Water
Name: Reniko van de Water
Title: Director

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

REGIONS BANK

By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG WALTER ENERGY, INC., WESTERN COAL ULC, WALTER ENERGY CANADA HOLDINGS, INC., THE LENDERS PARTY HERETO, THE SUBSIDIARY GUARANTORS PARTY HERETO AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

TD Bank, N.A.

By:	/s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

[Signature Page to Seventh Amendment to Walter Energy Credit Agreement]